Exhibit 99.1
Cingular Wireless Reports Record Third-Quarter 2006 Results
•	Highest-ever net income of $847 million, a year-over-year increase of over 280 percent

•	Year-over-year and sequential ARPU increase

•	Normalized OIBDA margin of 35.6 percent, a year-over-year improvement of 400 basis points

•	Completion of integration of GSM network on time and on budget

•	1.4 million net subscriber additions, of which 87 percent were retail; 928,000 of net adds were postpaid customers

•	Postpaid churn of 1.5 percent and overall churn of 1.8 percent

•	58.7 million cellular/PCS subscribers at quarter’s end, tops in the United States

•	12.2 percent increase in service revenues year-over-year

•	Deployment of UMTS/HSDPA technology on track
     ATLANTA — Cingular Wireless LLC, which is a joint venture of AT&T Inc. (NYSE: T) and BellSouth Corporation (NYSE: BLS), today reported record-setting net income of $847 million for the third quarter, which is a year-over-year increase of over 280 percent.
     The company also achieved a year-over-year increase in ARPU, normalized OIBDA margins that were the best since 2001, and the completion of its GSM network integration.
     “Cingular turned in a great third quarter on a variety of fronts. Solid execution drove a significant increase in net income, growth in ARPU, and strong margin performance,” said Stan Sigman, Cingular’s president and chief executive officer.
     “Cingular’s strong financial and operational performance positions us well as wireless capabilities and our customers’ demand for new wireless voice, data, and video services continue to increase,” Sigman said. “Our work is not yet done in bringing even better results, services, and capabilities to our customers.”
     Cingular’s normalized OIBDA margin* was 35.6 percent in the third quarter, which is an improvement of 400 basis points compared to normalized year-ago results and a sequential improvement of 300 basis points.
     For the quarter, the nation’s largest wireless provider reported postpaid churn of 1.5 percent, equal to the company’s best-ever results. This is a year-over-year improvement of 50 basis points and flat compared to the second quarter of 2006.
     Overall monthly subscriber churn was 1.8 percent, which represents a year- over-year improvement of 50 basis points and a sequential increase of 10 basis points. The sequential increase resulted from normal seasonality patterns, the sunsetting of AT&T Wireless’ prepaid plans, and from certain actions the company took to recover increased costs associated with serving the rapidly diminishing base of its TDMA customers.
     Cingular’s net additions were driven by lower churn and strong gross customer additions. The company reported 1.4 million net adds. Cingular’s performance in net adds compares to 867,000 in the year-ago quarter and to 1.5 million in the second quarter of 2006. Some 928,000 of the 1.4 million net adds were postpaid customers, marking the company’s third consecutive quarter of postpaid net adds nearly at or above the 900,000 level.
     In addition, retail customers represented 87 percent of net adds in the third quarter, which compares to 74 percent in the year-ago quarter and to 75 percent in the second quarter of 2006. Reseller customer net additions were 174,000, which is down from 228,000 in the year-ago quarter and from 380,000 in the second quarter of 2006.
     Gross additions were 4.6 million, which compares to 4.4 million in the year-ago third quarter and to 4.4 million in the second quarter of 2006.
     Cingular ended the third quarter of 2006 with 58.7 million cellular/PCS subscribers, tops among U.S. carriers and a year-over-year increase of 6.4 million. Data ARPU was $6.32, up 46 percent over the year-ago third quarter and up 10 percent sequentially.

     In addition, the company’s Business Markets Group signed more than 1,000 new and renewed high-end service contracts in the quarter.
     During the third quarter of 2006, 99 percent of minutes were carried on Cingular’s GSM/UMTS/HSDPA network and 94 percent of the company’s subscriber base was GSM/UMTS/HSDPA-equipped.
     Cingular operates the nation’s largest digital voice and data network. GSM is the world’s most widely used wireless technology. Through roaming alliances with other GSM-based providers around the world, Cingular provides the largest global presence of any U.S. wireless carrier, with voice coverage in nearly 190 countries and data roaming in 115.
Financial Results
•	In the third quarter of 2006, Cingular’s total revenues were $9.6 billion, up 9.2 percent over revenues for the year-ago quarter and 3.6 percent compared to the second quarter of 2006. Service revenues, which exclude revenues from sales of handsets and accessories, were $8.7 billion, which is a year-over-year increase of 12.2 percent and a sequential improvement of 4.4 percent.

•	ARPU increased to $49.76. This compares to $49.65 in the year-ago quarter and to $48.84 in the second quarter of 2006. Continued growth in data ARPU contributed to this increase in overall ARPU.

•	ARPU from data services continued to grow robustly, increasing by 46 percent to $6.32 year-over-year and 10 percent sequentially. This growth was spurred by the increasing popularity of downloadable games, ringtones, mobile instant messaging, mobile email, photo messaging, and media bundles. In addition, text messaging continued to grow. In the third quarter of 2006, Cingular had 28 million active data customers, and delivered 138 million multi-media messages and 10 billion text messages.

•	Reported operating expenses were $8.1 billion, which included $87 million in OIBDA-affecting merger integration costs and $52 million non-cash merger integration costs, for a total of $139 million. Operating expenses also included $314 million in non-cash amortization of intangibles as part of the merger with AT&T Wireless.

•	Reported OIBDA margin was 34.5 percent. Normalized OIBDA margin of 35.6 percent was the highest margin the company has posted since 2001. This is an improvement of 400 basis points compared to the year-ago quarter and 300 basis points compared to the second quarter of 2006.

•	Reported operating income was $1.4 billion, which compares to $657 million in the year-ago quarter and to $1.0 billion in the second quarter of 2006. Normalized operating income was $1.9 billion, which compares to $1.4 billion in the year-ago quarter and to $1.5 billion in the second quarter of 2006.

•	Reported net income was $847 million, which compares to $222 million in the year-ago quarter and to $540 million in the second quarter of 2006. Normalized net income was $1.2 billion, which compares to $835 million in the year-ago quarter and to $956 million in the second quarter of 2006.

•	Capital expenditures were $1.8 billion. These were driven by, among other developments: continued progress in merger integration; ongoing, rapidly accelerating improvements in network coverage and quality; and the continued introduction of Cingular’s powerful UMTS/HSDPA 3G technology in markets around the country.
Third-quarter highlights and initiatives
•	Cingular completed its GSM network integration, which began shortly after the company’s merger with AT&T Wireless in October of 2004. With access to 45,000 cell sites around the country, customers are experiencing dramatically improved coverage and call quality, including the fewest dropped calls.

•	The company continues its aggressive deployment of 3G UMTS/HSDPA network throughout the country. The 3G service, which offers mobile wireless broadband connections averaging 400-700 kilobits per second, is available in 115 cities (with populations of 100 thousand or more) in and around 52 major markets in 28 states and the District of Columbia. Customers can use the 3G connections to access e-mail and information services or watch streaming video clips using Cingular Video.

•	Cingular launched the LG CU500, a feature-packed device based on HSDPA technology, allowing customers to realize the full potential and benefits of Cingular’s high-speed 3G network. The CU500 easily addresses customers’ voice, data, messaging and music needs.

•	In its continuing effort to raise the bar in mobile music, Cingular introduced its third phone with iTunes — the MOTORAZR v3i. The MOTORAZR v3i is the latest addition to the award-winning RAZR family of products, offering Cingular customers the ultimate in design and entertainment. To date, Cingular remains the first and only U.S. carrier to offer phones with iTunes.

•	Cingular continued to introduce innovative new products and services for business customers. Three new 3G-capable business devices were launched during the quarter: the Lenovo ThinkPad T60 and Panasonic(R) Toughbook(R) CF-29 notebooks, both of which have Cingular’s UMTS/HSDPA-based BroadbandConnect service built-in; and the Sierra Wireless AirCard(R) 875 LaptopConnect Card, the first commercially available HSDPA 3.6 Mbps network card in the Americas.

•	The company also introduced the two powerful new handheld devices priced at under $150: the Nokia E62, designed specifically for e-mail, and the Cingular 3125 Smartphone, which blends powerful business and entertainment capabilities in a flip-phone design. Cingular also strengthened its leadership position in wireless e-mail with the introduction of BlackBerry(R) Connect™ on the Palm(R) Treo™ 650 and Good™ Mobile Messaging for IBM Lotus(R) Notes(R).

•	Cingular also signed more than 1,000 new and renewed high-end service contracts during the third quarter of 2006. These included business and government accounts such as Assurant, Banta Corporation, Brooke Corporation, BusRadio, Commonwealth of Kentucky, J.R. Simplot Company, Nokia, St. Paul Travelers, Southwest Airlines, Southwest Freight Lines, STERIS Corporation, Unilever, the U.S. Army/U.S. Air Force, U.S. Marine Corps Recruiting Command, VHA Inc., Valspar Corporation, Weyerhaeuser, and XOJET.
Conference Call with Investment Community
     Cingular will hold a conference call with the investment community beginning at 10 a.m. ET today. During the call, we will discuss our operational and financial results and prospects.
     The conference call will be Webcast and archived on Cingular’s Website at http://www.cingular.com/investor for 30 days, as well as on the websites of AT&T Inc. and BellSouth Corporation.
     Cingular’s third quarter 2006 news release and downloadable financial statements will be available on the http://www.cingular.com website beginning at 8:00 a.m. (Eastern) on October 19.
     Dial-in information for the conference call is as follows:

Domestic: International: Passcode:	866-406-3487 630-691-2771 15787059#

Replay: (Domestic) Replay: (International) Passcode:	877-213-9653 630-652-3041 15787059#
Replays will be available for five days.
     *OIBDA margin is operating income (loss) before depreciation and amortization, divided by total service revenues. OIBDA margins and comparative calculations mentioned in the news release reflect normalization for merger- related integration costs.
     About Cingular Wireless
     Cingular Wireless is the largest wireless carrier in the United States, serving 58.7 million customers. Cingular, a joint venture of AT&T Inc. (NYSE: T) and BellSouth Corporation (NYSE: BLS), has the largest digital voice and data network in the nation — the ALLOVER(TM) network — and the largest mobile-to-mobile community of any national wireless carrier. Cingular is a leader in third generation wireless technology. Its 3G network is the first widely available service in the world to use HSDPA (High Speed Downlink Packet Access) technology. Cingular is the only U.S. wireless carrier to offer Rollover(r), the wireless plan that lets customers keep their unused monthly minutes. Details of the company are available at http://www.cingular.com/. Get Cingular Wireless press releases emailed to you automatically. Sign up at http://cingular.mediaroom.com/.
FORWARD-LOOKING INFORMATION
     In addition to historical information, this document and the conference call referred to above may contain forward-looking statements regarding events and financial trends. Factors that could affect future results and could cause actual results to differ materially from those expressed or implied in the forward-looking statements include:
•	the pervasive and intensifying competition in all markets where Cingular operates;

•	failure to quickly realize capital and expense synergies from the acquisition of AT&T Wireless as a result of technical, logistical, regulatory and other factors;

•	delays or inability of vendors to deliver hardware, software, handsets or network equipment, including failure to deliver such equipment free of claims, including patent claims, of other parties;

•	problems associated with the transition of Cingular’s network to higher-speed technologies;

•	slow growth of Cingular’s data services due to lack of popular applications, terminal equipment, advanced technology and other factors;

•	sluggish economic and employment conditions in the markets Cingular serves;

•	the final outcome of FCC proceedings, including rulemakings, and judicial review, if any, of such proceedings;

•	enactment of additional state and federal laws, regulations and requirements pertaining to Cingular’s operations; and

•	the outcome of pending or threatened complaints and litigation. Such forward-looking information is given as of this date only, and Cingular assumes no duty to update this information.
Such forward-looking information is given as of this date only, and Cingular assumes no duty to update this information.

Cingular Wireless LLC Income Statement — amounts in millions (unaudited)

	Quarter Ended			Year to Date
	9/30/2006	9/30/2005	% Change	9/30/2006	9/30/2005	% Change
Operating revenues:
Service revenues	$8,661	$7,721	12.2%	$24,961	$22,859	9.2%
Equipment sales	892	1,025	(13.0%)	2,790	2,725	2.4%

Total operating revenues	9,553	8,746	9.2%	27,751	25,584	8.5%

Operating expenses:
Cost of services	2,527	2,464	2.6%	7,344	6,901	6.4%
Cost of equipment sales	1,198	1,203	(0.4%)	3,874	3,728	3.9%
Selling, general and administrative	2,836	2,881	(1.6%)	8,439	8,835	(4.5%)
Depreciation and amortization	1,576	1,541	2.3%	4,854	4,845	0.2%

Total operating expenses	8,137	8,089	0.6%	24,511	24,309	0.8%

Operating income (loss)	1,416	657	115.5%	3,240	1,275	154.1%

Interest expense	306	304	0.7%	901	968	(6.9%)

Minority interest expense	43	38	13.2%	127	95	33.7%

Equity in net income (loss) of affiliates	—	1	(100.0%)	—	4	(100.0%)

Other income (expense), net	5	10	(50.0%)	20	63	(68.3%)

Income (loss) before income tax provision	1,072	326	228.8%	2,232	279	700.0%

Provision (benefit) for income taxes	225	104	116.3%	491	150	227.3%

Net income (loss)	$847	$222	281.5%	$1,741	$129	NM

Selected Financial and Operating Data for Cingular Wireless — amounts in millions, except customer data in 000s

	Quarter Ended				Year to Date
(Amounts in millions, except customer data in 000s)	9/30/2006	9/30/2005	% Change		9/30/2006	9/30/2005	% Change
OIBDA [1]	$2,992	$2,198		36.1%	$8,094	$6,120		32.3%
OIBDA margin [2]	34.5%	28.5%	600	BP	32.4%	26.8%	560	BP
Total Cellular/PCS Customers [3]	58,666	52,292		12.2%	58,666	52,292		12.2%
Net Customer Additions — Cellular/PCS	1,358	867		56.6%	4,535	3,186		42.3%
M&A Activity, Partitioned Customers and/or Other Adjs.	—	(17)		(100.0%)	(13)	(26)		(50.0%)
Churn — Cellular/PCS [4]	1.8%	2.3%	-50	BP	1.8%	2.2%	-40	BP
ARPU — Cellular/PCS [5]	$49.76	$49.65		0.2%	$49.04	$49.92		(1.8%)
Minutes Of Use Per Cellular/PCS Subscriber [6]	755	698		8.2%	732	673		8.8%
Licensed POPs — Cellular/PCS [7]	296	294		0.7%	296	294		0.7%
Penetration — Cellular/PCS [8]	20.8%	18.3%	250	BP	20.8%	18.3%	250	BP
Capital Expenditures	$1,828	$1,346		35.8%	$4,851	$4,505		7.7%
Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures — amounts in millions (unaudited)

	Quarter Ended			Year to Date
	9/30/2006	9/30/2005	% Change	9/30/2006	9/30/2005	% Change
Net income (loss)	$847	$222	281.5%	$1,741	$129	NM
Plus: Interest expense	306	304	0.7%	901	968	(6.9%)
Plus: Minority interest expense	43	38	13.2%	127	95	33.7%
Plus: Equity in net loss of affiliates	—	(1)	(100.0%)	—	(4)	(100.0%)
Plus: Other, net	(5)	(10)	(50.0%)	(20)	(63)	(68.3%)
Plus: Provision (benefit) for income taxes	225	104	116.3%	491	150	227.3%

Operating income (loss)	1,416	657	115.5%	3,240	1,275	154.1%
Plus: Depreciation and amortization	1,576	1,541	2.3%	4,854	4,845	0.2%

OIBDA [1]	$2,992	$2,198	36.1%	$8,094	$6,120	32.3%

NM — Not Meaningful
Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. It differs from net income (loss), as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income: (1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income ( loss) of affiliates, (5) other, net, and (6) provision (benefit) for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from simi larly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers. at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

[6]	Total Minutes of Use Per Cellular/PCS Subscriber (MOUs) excludes SMS activity but includes Local Minutes of Use and Outcollect Minutes of Use in the numerator.

[7]	Licensed POPs refers to the number of people residing in areas where we and our partners have licenses to provide cellular or PCS service, including areas where we have not yet commenced service.

[8]	Penetration calculation for 3Q06 is based on licensed “operational” POP’s of 282 million.

Cingular Wireless LLC
Reconciliation of Reported Results to Normalized Results
(amounts in millions)
Quarter Ended September 30, 2006

		Normalized Items
		Integration	AWE Amortization
	GAAP	Costs (1)	Expense (2)	Normalized
Operating revenues:
Service revenues	$8,661	$—	$—	$8,661
Equipment sales	892	—	—	892

Total operating revenues	9,553	—	—	9,553

Operating expenses:
Cost of services	2,527	(65)	—	2,462
Cost of equipment sales	1,198	—	—	1,198
Selling, general and administrative	2,836	(22)	—	2,814
Depreciation and amortization	1,576	(52)	(314)	1,210

Total operating expenses	8,137	(139)	(314)	7,684

Operating income (loss)	1,416	139	314	1,869
Interest expense	306	—	—	306
Minority interest expense	43	—	—	43
Equity in net income (loss) of affiliates	—	—	—	—
Other income (expense), net	5	—	—	5

Income (loss) before income tax provision	1,072	139	314	1,525

Provision (benefit) for income taxes	225	23	52	300

Net income (loss)	$847	$116	$262	$1,225

Year to Date — September 30, 2006

		Normalized Items
		Integration	AWE Amortization
	GAAP	Costs (1)	Expense (2)	Normalized
Operating revenues:
Service revenues	$24,961	$—	$—	$24,961
Equipment sales	2,790	—	—	2,790

Total operating revenues	27,751	—	—	27,751

Operating expenses:
Cost of services	7,344	(150)	—	7,194
Cost of equipment sales	3,874	—	—	3,874
Selling, general and administrative	8,439	(87)	—	8,352
Depreciation and amortization	4,854	(299)	(1,009)	3,546

Total operating expenses	24,511	(536)	(1,009)	22,966

Operating income (loss)	3,240	536	1,009	4,785
Interest expense	901	—	—	901
Minority interest expense	127	—	—	127
Equity in net income (loss) of affiliates	—	—	—	—
Other income (expense), net	20	—	—	20

Income (loss) before income tax provision	2,232	536	1,009	3,777

Provision (benefit) for income taxes	491	89	167	747

Net income (loss)	$1,741	$447	$842	$3,030

Notes to Normalized Financial Data
Our normalized earnings have been adjusted for the following:

(1)	Integration costs resulting from the Cingular acquisition of AT&T Wireless and the related tax effect.

(2)	Amortization expense associated with intangible assets recorded for the AT&T Wireless acquisition and the related tax effect.

Cingular Wireless LLC Income Statement, NORMALIZED — amounts in millions (unaudited)

	Quarter Ended			Year to Date
	9/30/2006	9/30/2005	% Change	9/30/2006	9/30/2005	% Change
Operating revenues:
Service revenues	$8,661	$7,721	12.2%	$24,961	$22,859	9.2%
Equipment sales	892	1,025	(13.0%)	2,790	2,725	2.4%

Total operating revenues	9,553	8,746	9.2%	27,751	25,584	8.5%

Operating expenses:
Cost of services	2,462	2,285	7.7%	7,194	6,700	7.4%
Cost of equipment sales	1,198	1,203	(0.4%)	3,874	3,728	3.9%
Selling, general and administrative	2,814	2,815	0.0%	8,352	8,591	(2.8%)
Depreciation and amortization	1,210	1,053	14.9%	3,546	3,312	7.1%

Total operating expenses	7,684	7,356	4.5%	22,966	22,331	2.8%

Operating income (loss)	1,869	1,390	34.5%	4,785	3,253	47.1%

Interest expense	306	304	0.7%	901	968	(6.9%)

Minority interest expense	43	38	13.2%	127	95	33.7%

Equity in net income (loss) of affiliates	—	1	(100.0%)	—	4	(100.0%)

Other income (expense), net	5	10	(50.0%)	20	63	(68.3%)

Income (loss) before income tax provision	1,525	1,059	44.0%	3,777	2,257	67.3%

Provision (benefit) for income taxes	300	224	33.9%	747	475	57.3%

Net income (loss)	$1,225	$835	46.7%	$3,030	$1,782	70.0%

Selected Financial and Operating Data for Cingular Wireless — amounts in millions, except customer data in 000s

	Quarter Ended				Year to Date
	9/30/2006	9/30/2005	% Change		9/30/2006	9/30/2005	% Change
(Amounts in millions, except customer data in 000s)
OIBDA normalized [1]	$3,079	$2,443		26.0%	$8,331	$6,565		26.9%
OIBDA margin normalized [2]	35.6%	31.6%	400	BP	33.4%	28.7%	470	BP
Total Cellular/PCS Customers [3] **	58,666	52,292		12.2%	58,666	52,292		12.2%
Net Customer Additions Cellular/PCS **	1,358	867		56.6%	4,535	3,186		42.3%
M&A Activity, Partitioned Customers and/or Other Adjs. **	—	(17)		(100.0%)	(13)	(26)		(50.0%)
Churn-Cellular/PCS [4] **	1.8%	2.3%	-50	BP	1.8%	2.2%	-40	BP
ARPU-Cellular/PCS [5] **	$49.76	$49.65		0.2%	$49.04	$49.92		(1.8%)
Minutes Of Use Per Cellular/PCS Subscriber [6] **	755	698		8.2%	732	673		8.8%
Licensed POPs-Cellular/PCS [7] **	296	294		0.7%	296	294		0.7%
Penetration-Cellular/PCS [8] **	20.8%	18.3%	250	BP	20.8%	18.3%	250	BP
Capital Expenditures **	$1,828	$1,346		35.8%	$4,851	$4,505		7.7%
Reconciliations of Normalized Financial Measures to Normalized OIBDA and OIBDA Margin — amounts in millions (unaudited)

	Quarter Ended				Year To Date
	9/30/2006	9/30/2005	% Change		9/30/2006	9/30/2005	% Change
Net income (loss)	$1,225	$835		46.7%	$3,030	$1,782		70.0%
Plus: Interest expense	306	304		0.7%	901	968		(6.9%)
Plus: Minority interest expense	43	38		13.2%	127	95		33.7%
Plus: Equity in net loss of affiliates	—	(1)		100.0%	—	(4)		100.0%
Plus: Other, net	(5)	(10)		50.0%	(20)	(63)		68.3%
Plus: Provision (benefit) for income taxes-normalized	300	224		33.9%	747	475		57.3%

Operating income (loss)-normalized	1,869	1,390		34.5%	4,785	3,253		47.1%
Plus: Depreciation and amortization-normalized	1,210	1,053		14.9%	3,546	3,312		7.1%

OIBDA- normalized [1]	$3,079	$2,443		26.0%	$8,331	$6,565		26.9%

OIBDA margin [2]	34.5%	28.5%	600	BP	32.4%	26.8%	560	BP
Plus: OIBDA margin, integration	1.1%	3.1%	-200	BP	1.0%	1.9%	90	BP
OIBDA margin normalized	35.6%	31.6%	400	BP	33.4%	28.7%	470	BP

NM — Not Meaningful

**	Denotes metrics and calculations in this chart that are not impacted by the 1Q06 and YTD 2006 normalization of merger integration costs and AT&T Wireless intangibles amortization expenses.

Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. It differs from net income (loss), as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income: (1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income (loss) of affiliates, (5) other, net, and (6) provision (benefit) for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers. at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

[6]	Total Minutes of Use Per Cellular/PCS Subscriber (MOUs) excludes SMS activity but includes Local Minutes of Use and Outcollect Minutes of Use in the numerator.

[7]	Licensed POPs refers to the number of people residing in areas where we and our partners have licenses to provide cellular or PCS service, including areas where we have not yet commenced service.

[8]	Penetration calculation for 3Q06 is based on licensed “operational” POP’s of 282 million.

Cingular Wireless LLC Income Statement — amounts in millions (unaudited)

	Full Year
	2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006

Operating revenues:
Service revenues	$14,317	$3,583	$3,833	$3,873	$6,313	$7,419	$7,719	$7,721	$7,779	$8,005	$8,295	$8,661
Equipment sales	1,260	384	354	419	806	810	890	1,025	1,070	975	923	892

Total operating revenues	15,577	3,967	4,187	4,292	7,119	8,229	8,609	8,746	8,849	8,980	9,218	9,553

Operating expenses:
Cost of services	3,775	955	983	1,107	1,692	2,144	2,293	2,464	2,417	2,320	2,497	2,527
Cost of equipment sales	2,031	537	505	585	1,247	1,295	1,230	1,203	1,341	1,327	1,349	1,198
Selling, general and administrative	5,428	1,372	1,463	1,567	2,947	3,001	2,953	2,881	2,812	2,846	2,757	2,836
Depreciation and amortization	2,089	553	565	573	1,386	1,675	1,629	1,541	1,730	1,680	1,598	1,576

Total operating expenses	13,323	3,417	3,516	3,832	7,272	8,115	8,105	8,089	8,300	8,173	8,201	8,137

Operating income (loss)	2,254	550	671	460	(153)	114	504	657	549	807	1,017	1,416

Interest expense	856	198	199	200	303	338	326	304	292	297	298	306

Minority interest expense	101	27	41	20	(2)	16	41	38	7	41	43	43

Equity in net income (loss) of affiliates	(333)	(108)	(95)	(98)	(114)	2	1	1	1	—	—	—

Other income (expense), net	41	4	1	—	11	20	33	10	1	9	6	5

Income (loss) before income tax provision	1,005	221	337	142	(557)	(218)	171	326	252	478	682	1,072

Provision (benefit) for income taxes	28	6	(2)	—	(62)	22	24	104	48	124	142	225

Net income (loss)	$977	$215	$339	$142	$(495)	$(240)	$147	$222	$204	$354	$540	$847

Selected Financial and Operating Data for Cingular Wireless - amounts in millions, except customer data in 000s

	2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006

OIBDA [1]	$4,343	$1,103	$1,236	$1,033	$1,233	$1,789	$2,133	$2,198	$2,279	$2,487	$2,615	$2,992
OIBDA margin [2]	30.5%	30.8%	32.2%	26.7%	19.5%	24.1%	27.6%	28.5%	29.3%	31.1%	31.5%	34.5%
Integration, AT&T Wireless Intangibles Amortization and Hurricane Costs	$—	$—	$—	$43	$643	$596	$649	$733	$727	$593	$499	$453
OIBDA — normalized	$4,343	$1,103	$1,236	$1,076	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551	$2,701	$3,079
OIBDA margin — normalized	30.5%	30.8%	32.2%	27.8%	23.4%	25.5%	28.9%	31.6%	31.0%	31.9%	32.6%	35.6%
Total Cellular/PCS Customers [3]	24,027	24,618	25,044	25,672	49,132	50,350	51,442	52,292	54,144	55,810	57,308	58,666
Net Customer Additions — Cellular/PCS	2,116	554	428	657	1,699	1,367	952	867	1,820	1,679	1,498	1,358
M&A Activity, Partitioned Customers and/or Other Adjs.	(14)	37	(2)	(29)	21,761	(149)	140	(17)	32	(13)	—	—
Churn — Cellular/PCS [4]	2.7%	2.7%	2.7%	2.8%	2.6%	2.2%	2.2%	2.3%	2.1%	1.9%	1.7%	1.8%
ARPU — Cellular/PCS [5]	$51.67	$48.30	$50.75	$50.25	$49.51	$49.60	$50.51	$49.65	$48.86	$48.48	$48.84	$49.76
Minutes Of Use Per Cellular/PCS Subscriber [6]	446	527	568	598	617	628	692	698	700	698	741	755
Licensed POPs — Cellular/PCS [7]	236	240	243	243	291	293	294	294	294	296	296	296
Penetration — Cellular/PCS [8]	10.8%	10.9%	11.1%	11.4%	17.2%	17.7%	18.0%	18.3%	18.9%	19.8%	20.0%	20.8%
Total Cingular Interactive Customers	789	768	735	653	NA	NA	NA	NA	NA	NA	NA	NA
Net Customer Additions — Cingular Interactive	(28)	(21)	(33)	(82)	NA	NA	NA	NA	NA	NA	NA	NA
Capital Expenditures	$2,734	$334	$783	$634	$1,698	$971	$2,188	$1,346	$2,970	$1,441	$1,582	$1,828
Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures — amounts in millions (unaudited)

	2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006

Net income (loss)	$977	$215	$339	$142	$(495)	$(240)	$147	$222	$204	$354	$540	$847
Plus: Interest expense	856	198	199	200	303	338	326	304	292	297	298	306
Plus: Minority interest expense	101	27	41	20	(2)	16	41	38	7	41	43	43
Plus: Equity in net loss of affiliates	333	108	95	98	114	(2)	(1)	(1)	(1)	—	—	—
Plus: Other, net	(41)	(4)	(1)	—	(11)	(20)	(33)	(10)	(1)	(9)	(6)	(5)
Plus: Provision (benefit) for income taxes	28	6	(2)	—	(62)	22	24	104	48	124	142	225

Operating income (loss)	2,254	550	671	460	(153)	114	504	657	549	807	1,017	1,416
Plus: Depreciation and amortization	2,089	553	565	573	1,386	1,675	1,629	1,541	1,730	1,680	1,598	1,576

OIBDA [1]	$4,343	$1,103	$1,236	$1,033	$1,233	$1,789	$2,133	$2,198	$2,279	$2,487	$2,615	$2,992
Plus: Integration costs (excluding depreciation and amortization)	—	—	—	43	245	105	95	149	110	64	86	87
Plus: Hurricane costs (excluding depreciation and amortization)	—	—	—	—	—	—	—	96	20	—	—	—

OIBDA — normalized [1]	$4,343	$1,103	$1,236	$1,076	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551	$2,701	$3,079
Service revenues	14,317	3,583	3,833	3,873	6,313	7,419	7,719	7,721	7,779	8,005	8,295	8,661
Less: Mobitex data revenues	220	58	59	54	36	18	20	18	17	14	11	7

Service revenues used to calculate ARPU	$14,097	$3,525	$3,774	$3,819	$6,277	$7,401	$7,699	$7,703	$7,762	$7,991	$8,284	$8,654

In 2003, to be consistent with industry practices, historical consolidated statements of income for all periods presented were reclassified to reflect billings to our customers for the Universal Service Fund (USF) and other regulatory fees as operating revenues and the costs related to payments into the associated regulatory funds as operating expenses. Similar reclassifications have also been made to 2003 and 2004 historical results for certain gross receipts taxes and other fees which are billed to our customers. Operating income and net income for all periods were unaffected.
Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. It differs from net income (loss), as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income: (1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income (loss) of affiliates, (5) other, net, and (6) provision (benefit) for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers. at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

[6]	Prior to 1Q05, the numerator includes Local Minutes of Use but excludes Outcollect Minutes of Use.

[7]	Licensed POPs refers to the number of people residing in areas where we and our partners have licenses to provide cellular or PCS service, including areas where we have not yet commenced service. Licensed POPs have been restated in periods 4Q04 through 2Q05 due to a reconciliation of respective licenses.

[8]	Penetration calculation for 3Q06 is based on licensed “operational” POP’s of 282 million.

Cingular Wireless LLC Income Statement, Normalized — amounts in millions (unaudited)
The normalized financial data presented below exclude the impact of: 1) integration costs that are cash outlays, or specified n on-cash charges, directly related to the acquisition of AT&T Wireless; 2) amortization of intangibles associated with the AT&T Wireless acquisition; and 3) costs related to impact of Hurricanes Katrina and Rita in the third and fourth quarters of 2005.
Integration costs would not have been incurred if not for the acquisition, as they support the utilization and/or disposal of t he acquired assets. Integration costs are separately identifiable from business as usual outlays. Costs recognized in connection with certain rationalization plans approved by man agement have also been included beginning in the second quarter of 2005.
Examples of merger integration costs impacting expenses include (but are not limited to) the following:
*	Network rationalization (write-offs and accelerated depreciation related to certain “overlap” network assets)

*	Sales distribution optimization (lease terminations, leasehold improvement write-offs/accelerated depreciation)

*	Workforce rationalization (severance, relocation, retention)

*	IT System/Application rationalization (system/platform consolidation, contract termination fees, third party support)

*	Real Estate space rationalization (lease terminations, leasehold improvements write-offs and accelerated depreciation, contract termination fees)

	Normalized
	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006

Operating revenues:
Service revenues	$6,313	$7,419	$7,719	$7,721	$7,779	$8,005	$8,295	$8,661
Equipment sales	806	810	890	1,025	1,070	975	923	892

Total operating revenues	7,119	8,229	8,609	8,746	8,849	8,980	9,218	9,553

Operating expenses:
Cost of services	1,685	2,141	2,274	2,285	2,326	2,302	2,430	2,462
Cost of equipment sales	1,244	1,295	1,230	1,203	1,341	1,327	1,349	1,198
Selling, general and administrative	2,712	2,899	2,877	2,815	2,773	2,800	2,738	2,814
Depreciation and amortization	988	1,184	1,075	1,053	1,133	1,151	1,185	1,210

Total operating expenses	6,629	7,519	7,456	7,356	7,573	7,580	7,702	7,684

Operating income	490	710	1,153	1,390	1,276	1,400	1,516	1,869

Interest expense	303	338	326	304	292	297	298	306
Minority interest expense	(2)	16	41	38	7	41	43	43
Equity in net income (loss) of affiliates	(114)	2	1	1	1	—	—	—
Other income (expense), net	11	20	33	10	1	9	6	5

Income before income tax provision	86	378	820	1,059	979	1,071	1,181	1,525

Provision for income taxes	39	120	131	224	168	222	225	300

Net income	$47	$258	$689	$835	$811	$849	$956	$1,225

Selected Financial and Operating Data for Cingular Wireless — amounts in millions, except customer data in 000s

	Normalized
	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006
OIBDA [1](in millions)	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551	$2,701	$3,079
OIBDA margin [2]	23.4%	25.5%	28.9%	31.6%	31.0%	31.9%	32.6%	35.6%
Total Cellular/PCS Customers [3](000’s)	49,132	50,350	51,442	52,292	54,144	55,810	57,308	58,666
Net Customer Additions — Cellular/PCS (000’s)	1,699	1,367	952	867	1,820	1,679	1,498	1,358
M&A Activity, Partitioned Customers and/or Other Adjs. (000’s)	21,761	(149)	140	(17)	32	(13)	—	—
Churn — Cellular/PCS [4]	2.6%	2.2%	2.2%	2.3%	2.1%	1.9%	1.7%	1.8%
ARPU — Cellular/PCS [5]	$49.51	$49.60	$50.51	$49.65	$48.86	$48.48	$48.84	$49.76
Reconciliations of Normalized Financial Measures to Normalized OIBDA and Service Revenues — amounts in millions (unaudited)

	Normalized
	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2006	9/30/2006

Net income	$47	$258	$689	$835	$811	$849	$956	$1,225
Plus: Interest expense	303	338	326	304	292	297	298	306
Plus: Minority interest expense	(2)	16	41	38	7	41	43	43
Plus: Equity in net (income) loss of affiliates	114	(2)	(1)	(1)	(1)	—	—	—
Plus: Other, net	(11)	(20)	(33)	(10)	(1)	(9)	(6)	(5)
Plus: Provision for income taxes	39	120	131	224	168	222	225	300

Operating income	490	710	1,153	1,390	1,276	1,400	1,516	1,869
Plus: Depreciation and amortization	988	1,184	1,075	1,053	1,133	1,151	1,185	1,210

OIBDA [1]	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551	$2,701	$3,079

Service revenues	6,313	7,419	7,719	7,721	7,779	8,005	8,295	8,661
Less: Mobitex data revenues	36	18	20	18	17	14	11	7

Service revenues used to calculate ARPU	$6,277	$7,401	$7,699	$7,703	$7,762	$7,991	$8,284	$8,654

Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in it excludes depreciation and amortization. It differs from net income (loss), as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income: (1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income (loss) of affiliates, (5) other, net, and (6) provision (benefit) for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS customer churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

Cingular Wireless LLC Income Statement, Prior Quarter Normalized Reconciliations — amounts in millions (unaudited)

	Three months ended 09/30/04			Three months ended 12/31/04			Three months ended 3/31/05			Three months ended 6/30/05			Three months ended 9/30/05			Three months ended 12/31/05			Three months ended 3/31/06			Three months ended 6/30/06
	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized
	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results

Operating revenues:
Service revenues	$3,873	$—	$3,873	$6,313	$—	$6,313	$7,419	$—	$7,419	$7,719	$—	$7,719	$7,721	$—	$7,721	$7,779	$—	$7,779	$8,005	$—	$8,005	$8,295	$—	$8,295
Equipment sales	419	—	419	806	—	806	810	—	810	890	—	890	1,025	—	1,025	1,070	—	1,070	975	—	975	923	—	923

Total operating revenues	4,292	—	4,292	7,119	—	7,119	8,229	—	8,229	8,609	—	8,609	8,746	—	8,746	8,849	—	8,849	8,980	—	8,980	9,218	—	9,218

Operating expenses:
Cost of services	1,107	(1)	1,106	1,692	(7)	1,685	2,144	(3)	2,141	2,293	(19)	2,274	2,464	(179)	2,285	2,417	(91)	2,326	2,320	(18)	2,302	2,497	(67)	2,430
Cost of equipment sales	585	—	585	1,247	(3)	1,244	1,295	—	1,295	1,230	—	1,230	1,203	—	1,203	1,341	—	1,341	1,327	—	1,327	1,349	—	1,349
Selling, general and administrative	1,567	(42)	1,525	2,947	(235)	2,712	3,001	(102)	2,899	2,953	(76)	2,877	2,881	(66)	2,815	2,812	(39)	2,773	2,846	(46)	2,800	2,757	(19)	2,738
Depreciation and amortization	573	—	573	1,386	(398)	988	1,675	(491)	1,184	1,629	(554)	1,075	1,541	(488)	1,053	1,730	(597)	1,133	1,680	(529)	1,151	1,598	(413)	1,185

Total operating expenses	3,832	(43)	3,789	7,272	(643)	6,629	8,115	(596)	7,519	8,105	(649)	7,456	8,089	(733)	7,356	8,300	(727)	7,573	8,173	(593)	7,580	8,201	(499)	7,702

Operating income	460	43	503	(153)	643	490	114	596	710	504	649	1,153	657	733	1,390	549	727	1,276	807	593	1,400	1,017	499	1,516

Interest expense	200	—	200	303	—	303	338	—	338	326	—	326	304	—	304	292	—	292	297	—	297	298	—	298
Minority interest expense	20	—	20	(2)	—	(2)	16	—	16	41	—	41	38	—	38	7	—	7	41	—	41	43	—	43
Equity in net income (loss) of affiliates	(98)	—	(98)	(114)	—	(114)	2	—	2	1	—	1	1	—	1	1	—	1	—	—	—	—	—	—
Other income (expense), net	—	—	—	11	—	11	20	—	20	33	—	33	10	—	10	1	—	1	9	—	9	6	—	6

Income (loss) before income tax provision	142	43	185	(557)	643	86	(218)	596	378	171	649	820	326	733	1,059	252	727	979	478	593	1,071	682	499	1,181

Provision (benefit) for income taxes	—	—	—	(62)	101	39	22	98	120	24	107	131	104	120	224	48	120	168	124	98	222	142	83	225

Net income (loss)	$142	$43	$185	$(495)	$542	$47	$(240)	$498	$258	$147	$542	$689	$222	$613	$835	$204	$607	$811	$354	$495	$849	$540	$416	$956

	Nine months ended 09/30/04			Twelve months ended 12/31/04			Three months ended 3/31/05			Six months ended 6/30/05			Nine months ended 9/30/05			Twelve months ended 12/31/05			Three months ended 3/31/06			Six months ended 6/30/06
	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized
	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results

Operating revenues:
Service revenues	$11,289	$—	$11,289	$17,602	$—	$17,602	$7,419	$—	$7,419	$15,138	$—	$15,138	$22,859	$—	$22,859	$30,638	$—	$30,638	$8,005	$—	$8,005	$16,300	$—	$16,300
Equipment sales	1,157	—	1,157	1,963	—	1,963	810	—	810	1,700	—	1,700	2,725	—	2,725	3,795	—	3,795	975	—	975	1,898	—	1,898

Total operating revenues	12,446	—	12,446	19,565	—	19,565	8,229	—	8,229	16,838	—	16,838	25,584	—	25,584	34,433	—	34,433	8,980	—	8,980	18,198	—	18,198

Operating expenses:
Cost of services	3,045	(1)	3,044	4,737	(8)	4,729	2,144	(3)	2,141	4,437	(22)	4,415	6,901	(201)	6,700	9,318	(292)	9,026	2,320	(18)	2,302	4,817	(85)	4,732
Cost of equipment sales	1,627	—	1,627	2,874	(3)	2,871	1,295	—	1,295	2,525	—	2,525	3,728	—	3,728	5,069	—	5,069	1,327	—	1,327	2,676	—	2,676
Selling, general and administrative	4,402	(42)	4,360	7,349	(277)	7,072	3,001	(102)	2,899	5,954	(178)	5,776	8,835	(244)	8,591	11,647	(283)	11,364	2,846	(46)	2,800	5,603	(65)	5,538
Depreciation and amortization	1,691	—	1,691	3,077	(398)	2,679	1,675	(491)	1,184	3,304	(1,045)	2,259	4,845	(1,533)	3,312	6,575	(2,130)	4,445	1,680	(529)	1,151	3,278	(942)	2,336

Total operating expenses	10,765	(43)	10,722	18,037	(686)	17,351	8,115	(596)	7,519	16,220	(1,245)	14,975	24,309	(1,978)	22,331	32,609	(2,705)	29,904	8,173	(593)	7,580	16,374	(1,092)	15,282

Operating income	1,681	43	1,724	1,528	686	2,214	114	596	710	618	1,245	1,863	1,275	1,978	3,253	1,824	2,705	4,529	807	593	1,400	1,824	1,092	2,916

Interest expense	597	—	597	900	—	900	338	—	338	664	—	664	968	—	968	1,260	—	1,260	297	—	297	595	—	595
Minority interest expense	88	—	88	86	—	86	16	—	16	57	—	57	95	—	95	102	—	102	41	—	41	84	—	84
Equity in net income (loss) of affiliates	(301)	—	(301)	(415)	—	(415)	2	—	2	3	—	3	4	—	4	5	—	5	—	—	—	—	—	—
Other income (expense), net	5	—	5	16	—	16	20	—	20	53	—	53	63	—	63	64	—	64	9	—	9	15	—	15

Income (loss) before income tax provision	700	43	743	143	686	829	(218)	596	378	(47)	1,245	1,198	279	1,978	2,257	531	2,705	3,236	478	593	1,071	1,160	1,092	2,252

Provision (benefit) for income taxes	4	—	4	(58)	101	43	22	98	120	46	205	251	150	325	475	198	445	643	124	98	222	266	181	447

Net income (loss)	$696	$43	$739	$201	$585	$786	$(240)	$498	$258	$(93)	$1,040	$947	$129	$1,653	$1,782	$333	$2,260	$2,593	$354	$495	$849	$894	$911	$1,805

No integration costs were incurred prior to the third quarter of 2004.
Quarterly amortization expense (in millions) associated with intangible assets recorded for the AT&T Wireless acquisition is as follows: $398 in 4Q04, $491 in 1Q05, $445 in 2Q05, $396 in 3Q05, $381 in 4Q05, $359 in 1Q06, $336 in 2Q06.

Cingular Wireless LLC Balance Sheet — amounts in millions (unaudited)

	9/30/2006	12/31/2005	Incr(Decr)	% + / -
		(audited)
Assets
Current assets:
Cash and cash equivalents	$491	$472	$19	4.0%
Accounts receivable — net of allowance for doubtful accounts	3,751	3,622	129	3.6%
Inventories	583	536	47	8.8%
Prepaid expenses and other current assets	1,968	1,419	549	38.7%

Total current assets	6,793	6,049	744	12.3%
Property, plant and equipment — net	22,696	21,745	951	4.4%
Intangible assets — net	49,401	50,773	(1,372)	(2.7%)
Other assets	1,330	752	578	76.9%

Total assets	$80,220	$79,319	$901	1.1%

Liabilities and members’ capital
Current liabilities:
Debt maturing within one year	$2,829	$2,036	$793	38.9%
Accounts payable and accrued liabilities	6,642	7,972	(1,330)	(16.7%)

Total current liabilities	9,471	10,008	(537)	(5.4%)
Long-term debt to affiliates	6,717	6,717	—	0.0%
Long-term debt to external parties	11,876	12,623	(747)	(5.9%)

Total long-term debt	18,593	19,340	(747)	(3.9%)
Other noncurrent liabilities	4,893	4,450	443	10.0%
Minority interests in consolidated entities	618	543	75	13.8%
Members’ capital	46,645	44,978	1,667	3.7%

Total liabilities and members’ capital	$80,220	$79,319	$901	1.1%